# Riverview BANCORP, INC.™



NE 3rd Ave
Riverview
COMMUNITY BANK

**Kevin Lycklama**
President and Chief Executive Officer

**Dan Cox**
Executive Vice President and Chief Credit Officer

***Investor Presentation***
***August 2022***

NASDAQ: RVSB

Riverview BANCORP, INC.

# Board of Directors

Gerald L. Nies
Patrick Sheaffer
Bradley J. Carlson
John A. Karas
Stacey A. Graham
Kevin J. Lycklama
Jerry C. Olson
Bess R. Wills
Patricia W. Eby
Valerie Moreno

# Leadership Team

Kevin J. Lycklama, *President & CEO*
David Lam, *Executive VP & CFO*
Daniel D. Cox, *Executive VP & CCO*
Tracie L. Jellison, Executive *VP & CRBO*
Stephen Plambeck, *Executive VP & CLO*

# Forward-Looking Statements

*"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in Riverview Bancorp, Inc. ("Company" ) or "RVSB" the Company's allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in the Company's market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, the Company's net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in the Company's market areas; secondary market conditions for loans and the Company's ability to sell loans in the secondary market; results of examinations of us by the Office of Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase the Company's reserve for loan losses, write-down assets, change Riverview Community Bank's regulatory capital position or affect the Company's ability to borrow funds or maintain or increase deposits, which could adversely affect its liquidity and earnings; legislative or regulatory changes that adversely affect the Company's business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; the Company's ability to attract and retain deposits; further increases in premiums for deposit insurance; the Company's ability to control operating costs and expenses; the use of estimates in determining fair value of certain of the Company's assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risks associated with the loans on the Company's balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect the Company's workforce and potential associated charges; computer systems on which the Company depends could fail or experience a security breach; the Company's ability to retain key members of its senior management team; costs and effects of litigation, including settlements and judgments; the Company's ability to successfully integrate any assets, liabilities, customers, systems, and management personnel it may in the future acquire into its operations and the Company's ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; the Company's ability to pay dividends on its common stock; and interest or principal payments on its junior subordinated debentures; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products and services and the other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC").*

*Such forward-looking statements may include projections. Any such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the SEC regarding projections and forecasts nor have such projections been audited, examined or otherwise reviewed by independent auditors of the Company. In addition, such projections are based upon many estimates and inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of management of the Company. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by the Company that the projections will prove to be correct.*

*The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2023 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company's operating and stock price performance.*

# Riverview Branch Locations



Yacolt
Battle Ground
Scappoose
Sauvie Island
Vancouver
Camas
Portland
Gresham
Hillsboro
Sandy
Oregon City
Eagle Creek
Estacada
Newberg
Colton
Woodburn
Silverton
Sublimity
Stayton
Columbia River Gorge National Scenic Area
Hood River
Klickitat
Goldendale
Lyle
Biggs Junction
The Dalles
Mt Hood
Dufur
Mt Hood Village
Government Camp
Mt. Hood National Forest
Tygh Valley
Maupin
Pine Grove
Ripplebrook
WARM SPRINGS RESERVATION

- Established in 1923
- Publicly traded on NASDAQ: RVSB
- Total Assets of $1.7B
- A total of 17 branches, including 12 in the Portland-Vancouver area, and 3 lending centers
- Riverview Trust Company - $1.2 Billion AUM

# Corporate History

| 1923 | 1971 | 1993 | 1997 | 2005 | 2007 | 2017 | 2021 | 2022 |
|---|---|---|---|---|---|---|---|---|
| • Clarke County Savings and Loan was founded | • Rebranded to Riverview Savings Association | • Began trading on NASDAQ | • Riverview Bancorp, Inc. established and rebranded to Riverview Community Bank | • Acquisition of Today's Bancorp | • Acquisition of American Pacific Bank | • Acquisition of MBank | •Converted to a Washington State Commercial Bank Charter<br>•Board of Directors approve 500,000 share repurchase<br>•Board of Directors approve $5.0 million share repurchase | • Board of Directors approve $5.0 million share repurchase |

# First Quarter Highlights – June 30, 2022

- Net Income of $4.7 million ($0.21 EPS) compared to $5.8 million ($0.26 EPS) for the comparable quarter one year ago
- PTPP (non-GAAP) income was $6.0 million compared to $4.8 million in the preceding quarter and $5.7 million for the first fiscal quarter a year ago.
- Net interest income increased to $12.7 million compared to $11.9 million in the preceding quarter and $11.3 million for the first fiscal quarter a year ago.
- Total loans were $1.0 billion (includes $11,000 PPP) compared to $889.5 million (includes $55.5 million PPP) a year ago.
- Loan pipeline was $66.8 million.
- Total deposits were $1.5 billion.
- Cost of deposits was 0.07% for the quarter compared to 0.08% for the preceding quarter and 0.13% for the first fiscal quarter a year ago.

# Total Assets


(Dollars in millions)
Millions
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$1,151.5
$1,156.9
$1,180.8
$1,549.2
$1,740.1
$1,697.7
2018
2019
2020
2021
2022
2023 FQ1

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

# Total Loans and Yield on Loans



(Dollars in millions)
$1,100.0
$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
6.00%
5.50%
5.00%
4.50%
4.00%
$811.4
5.03%
$876.1
5.32%
$911.5
5.25%
$93.4 (PPP)
$849.8
4.71%
$3.1 (PPP)
$987.3
4.72%
$1,012.5
4.39%
2018
2019
2020
2021
2022
2023 FQ1
Total Loans
PPP Loans
Yield on Loans

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

# Loan Pipeline



(Dollars in millions)
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$25.1
$84.2
$104.5
$81.2
$101.4
$66.8
2021 FQ4
2022 FQ1
2022 FQ2
2022 FQ3
2022 FQ4
2023 FQ1

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

# Loan Composition



Loan Diversification
(in thousands)
Land
$9,863
Multi-family
$58,943
Commerial business
$227,023
Commercial real estate –
Non-Owner Occupied
$578,557
Commerical real estate -
Non Owner Occupied
$418,682
Other installment
$1,550
Real estate construction
$30,754
Real estate one-to-four family
$105,775
Commerical real estate -
Owner Occupied
$159,875

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

# Loan Composition



Commerical real estate - Non-Owner Occupied
Commerical real estate - Owner Occupied

## CRE – Non-Owner Occupied



Single Purpose Facilities 12.0%
Office Buildings 21.5%
Mini Storage 13.0%
Warehouse & Industrial 8.1%
Motel / Hotel 26.1%
Assisted Living Facilities 0.1%
Retail Strip Center 19.2%

## CRE - Owner Occupied



Other 6.9%
Accommodation 3.0%
Arts & Entertainment 0.7%
Wholesale trade 7.0%
Construction 6.6%
Health Care 7.3%
Manufacturing 14.2%
Retail 27.4%
Other Services 4.0%
Professional 6.2%
Real estate 16.7%

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

# Deposit Growth and Cost of Deposits



(Dollars in millions)
$1,700.0
$1,500.0
$1,300.0
$1,100.0
$900.0
$700.0
$500.0
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
$995.7
$925.1
$990.4
$1,346.1
$1,533.9
$1,495.6
0.12%
0.10%
0.30%
0.21%
0.10%
0.07%
2018
2019
2020
2021
2022
2022 FQ1
Total Deposits
Cost of Deposits

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

# Attractive Deposit Mix


Non-interest bearing
31.9%
Regular savings
21.8%
Money market
18.8%
Certificates of deposit
7.4%
Interest checking
20.1%

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

# Shareholders' Equity

"Well-Capitalized"

## Total Shareholders' Equity



180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
$116.9
$133.1
$148.8
$151.6
$157.2
$154.4
2018
2019
2020
2021
2022
2023 FQ1

## Tangible Equity / Tangible Assets*



12%
9%
6%
3%
0%
7.9%
9.3%
10.5%
8.1%
7.6%
7.6%
2018
2019
2020
2021
2022
2023 FQ1

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.
* Shareholders equity net of intangible assets / Assets net of intangible assets.

# Asset Quality

*Dollars in thousands*



$3,000
$2,000
$1,000
$-
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$2,418
$1,519
$1,395
$395
$273
$262
0.30%
0.17%
0.15%
0.04%
0.03%
0.03%
2018
2019
2020
2021
2022
2023 FQ1
Nonperforming Loans
Percent of Total Loans

Note: Excludes nonperforming Government Guaranteed Loans (non-GAAP)

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

# Loan Loss Reserves / Total Loans



2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.33%
1.31%
1.38%
2.03%
1.47%
1.44%
2018
2019
2020
2021
2022
2023 FQ1

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

# Diluted Earnings Per Share


$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.45
$0.76
$0.69
$0.47
$0.98
$0.21
2018
2019
2020
2021
2022
2023 FQ1

Financial data is presented for RVSB's Fiscal Year Ended March 31 for each respective year

# Profitability

## Return on Average Assets



2.00%
1.50%
1.00%
0.50%
0.00%
0.90%
1.51%
1.35%
0.74%
1.31%
1.08%
2018
2019
2020
2021
2022
2023 FQ1

## Return on Average Equity



16.00%
12.00%
8.00%
4.00%
0.00%
8.78%
13.86%
10.96%
6.91%
13.62%
11.91%
2018
2019
2020
2021
2022
2023 FQ1

Financial data is presented for RVSB's Fiscal Year Ended March 31 for each respective year

# Net Interest Income and Net Interest Margin



Dollars in thousands
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
$42,965
$47,054
$45,731
$44,917
$47,625
$12,661
4.12%
4.45%
4.26%
3.41%
3.03%
3.11%
2018
2019
2020
2021
2022
2023 FQ1
Net Interest Income
Net Interest Margin

Financial data is presented for RVSB's Fiscal Year Ended March 31 for each respective year

# Noninterest Expense and Efficiency Ratio


Dollars in thousands
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
$35,618
$35,699
$36,263
$36,254
$36,718
$9,769
66.43%
61.38%
62.42%
64.73%
60.82%
61.88%
2018
2019
2020
2021
2022
2023 FQ1
Noninterest Expense
Efficiency Ratio

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

# Shareholder Friendly Capital Management

- March 2016: Announced an increase in the quarterly cash dividend to $0.02 per share
- July 2017: Announced an increase in the quarterly cash dividend to $0.0225 per share
- December 2017: Announced an increase in the quarterly cash dividend to $0.03 per share
- July 2018: Announced an increase in the quarterly cash dividend to $0.035 per share
- December 2018: Announced an increase in the quarterly cash dividend to $0.04 per share
- July 2019: Announced an increase in the quarterly cash dividend to $0.045 per share
- December 2019: Announced an increase in the quarterly cash dividend to $0.05 per share
- February 2020: Announced Stock Repurchase Plan of 500,000 shares
- June 2021: Announced Stock Repurchase Plan of $5.0 Million
- September 2021: Announced an increase in the quarterly cash dividend to $0.055 per share
- March 2022: Announced Stock Repurchase Plan of $5.0 Million
- June 2022 Announced an increase in the quarterly cash dividend to $0.06 per share

| | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 FQ1 |
|---|---|---|---|---|---|---|
| Leverage Ratio | 10.3% | 11.6% | 11.8% | 9.6% | 9.2% | 9.3% |
| Tier 1 Risk-Based Capital Ratio | 14.2% | 15.6% | 15.8% | 16.1% | 15.1% | 15.1% |
| Total Capital Ratio | 15.4% | 16.9% | 17.0% | 17.4% | 16.4% | 16.3% |
| Common Shares Outstanding | 22,570,179 | 22,607,712 | 22,544,285 | 22,351,235 | 22,127,396 | 21,943,160 |

Financial data is presented as of RVSBs Fiscal Year Ended March 31 for each respective year

# Non-GAAP Measures

**Pre-tax, pre-provision income**

| (Dollars in thousands) | June 30, 2022 | March 31, 2022 | June 30, 2021 |
|---|---|---|---|
| Net income (GAAP) | $ 4,652 | $ 4,125 | $ 5,755 |
| Include: Provision for income taxes | 1,366 | 1,282 | 1,580 |
| Include: Provision for (recapture of) loan losses | - | (650) | (1,600) |
| Pre-tax, pre-provision income (non-GAAP) | $ 6,018 | $ 4,757 | $ 5,735 |

**Non-performing loans reconciliation, excluding SBA Government Guaranteed Loans**

| (Dollars in thousands) | June 30, 2022 | March 31, 2022 | March 31, 2021 | March 31, 2020 | March 31, 2019 | March 31, 2018 |
|---|---|---|---|---|---|---|
| Non-performing loans (GAAP) | $ 27,534 | $ 22,099 | $ 571 | $ 1,395 | $ 1,519 | $ 2,418 |
| Less: Non-performing SBA Government Guaranteed loans | (27,272) | (21,826) | (176) | - | - | - |
| Adjusted non-performing loans excluding SBA | $ 262 | $ 273 | $ 395 | $ 1,395 | $ 1,519 | $ 2,418 |
| Non-performing loans to total loans (GAAP) | 2.72% | 2.23% | 0.06% | 0.15% | 0.17% | 0.30% |
| Non-performing loans, excluding SBA Government | 0.03% | 0.03% | 0.04% | 0.15% | 0.17% | 0.30% |